                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-3883

                SCUDDER FLAG INVESTORS COMMUNICATIONS FUND, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       06/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Flag Investors Communications Fund

Semiannual Report to Shareholders

June 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. Additionally, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please see the fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary June 30, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C prior to its inception on October 28, 1998 are derived from the historical performance of Class A shares of the Scudder Flag Investors Communications Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/05
Scudder Flag Investors Communications Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	3.69%	17.87%	17.04%	-12.85%	7.93%
Class B	3.30%	16.97%	15.90%	-13.63%	7.04%
Class C	3.30%	17.03%	15.91%	-13.62%	7.06%
S&P 500 Index+	-.81%	6.32%	8.28%	-2.37%	9.94%
Scudder Flag Investors Communications Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	3.81%	18.15%	17.38%	-12.60%	-.20%
S&P 500 Index+	-.81%	6.32%	8.28%	-2.37%	2.79%

Sources: Lipper Inc. and Investment Company Capital Corporation

* Total returns shown for periods less than one year are not annualized.

* Institutional Class shares commenced operations on June 4, 1998. Index returns begin May 31, 1998.

Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 6/30/05	$ 17.41	$ 16.27	$ 16.29	$ 17.71
12/31/04	$ 16.79	$ 15.75	$ 15.77	$ 17.06
Class A Lipper Rankings — Telecommunication Funds Category as of 6/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	11	of	31	35
3-Year	18	of	31	57
5-Year	7	of	21	32
10-Year	3	of	7	38

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Flag Investors Communications Fund — Class A [] S&P 500 Index+

Yearly periods ended June 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 6/30/05
Scudder Flag Investors Communications Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,110	$15,110	$4,737	$20,208
	Average annual total return	11.10%	14.75%	-13.88%	7.29%
Class B	Growth of $10,000	$11,397	$15,369	$4,762	$19,748
	Average annual total return	13.97%	15.40%	-13.79%	7.04%
Class C	Growth of $10,000	$11,703	$15,574	$4,808	$19,779
	Average annual total return	17.03%	15.91%	-13.62%	7.06%
S&P 500 Index+	Growth of $10,000	$10,632	$12,696	$8,868	$25,792
	Average annual total return	6.32%	8.28%	-2.37%	9.94%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] Scudder Flag Investors Communications Fund — Institutional Class [] S&P 500 Index+

Yearly periods ended June 30
Comparative Results as of 6/30/05
Scudder Flag Investors Communications Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,181,500	$1,617,400	$509,900	$986,100
	Average annual total return	18.15%	17.38%	-12.60%	-.20%
S&P 500 Index+	Growth of $1,000,000	$1,063,200	$1,269,600	$886,800	$1,214,900
	Average annual total return	6.32%	8.28%	-2.37%	2.79%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 4, 1998. Index returns begin May 31, 1998.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,036.90	$ 1,033.00	$ 1,033.00	$ 1,038.10
Expenses Paid per $1,000*	$ 7.22	$ 11.04	$ 10.99	$ 5.96
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,017.70	$ 1,013.93	$ 1,013.98	$ 1,018.94
Expenses Paid per $1,000*	$ 7.15	$ 10.94	$ 10.89	$ 5.91

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Scudder Flag Investors Communications Fund	1.43%	2.19%	2.18%	1.18%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Bruce E. Behrens and Patrick O'Brien discuss the market environment, fund performance and their strategy in managing Scudder Flag Investors Communications Fund during the six-month period ended June 30, 2005.

Q:  How did the fund perform during the first half of the year?

A:  For the six-month period ended June 30, 2005, the Class A shares of the fund produced a total return of 3.69%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for the performance of other share classes and more complete performance information.) The fund's unmanaged benchmark, the S&P 500 Index, returned -0.81%, while the average return of the 34 funds in the Lipper Telecommunications Funds peer group was -1.25%.1 We are also pleased to report that the fund outpaced its Lipper peer group during the one-, five- and 10-year intervals.

1 The Lipper Telecommunications Funds category comprises funds that invest at least 65% of their equity securities in domestic and foreign companies engaged in the development, manufacture or sale of telecommunications services or equipment. It is not possible to invest directly in an index or a category.

While past performance is no guarantee of future results, we believe the fund's favorable showing during the first half of the year is the result of our disciplined stock selection process. We use intensive individual company research to invest in what we believe are businesses with robust fundamentals, reasonable valuations and the ability to provide strong absolute returns during a three to five-year holding period. Since our focus is on absolute returns, we are not compelled to manage the fund's relative performance by holding stocks that we believe will underperform simply because they are a component of a particular benchmark. We believe this is the best way to invest in what is becoming an increasingly diverse and rapidly changing industry.

Q:  How are you positioned in wireless stocks?

A:  Wireless stocks represent the largest sector weighting in the fund, at 39.6% of assets when non-US companies are included, as of June 30. A number of the stocks we hold in this sector performed well during the first half of the year. The top performer was Western Wireless Corp., a fast-growing rural carrier that rose on news that it would be acquired by Alltel Corp. After closing 2004 at $29.30, the stock bounced to $37.60 by January 11, 2005. The stock has continued to climb — closing the period at $42.30. To execute the deal, existing shares of Western Wireless will be exchanged for cash and shares of Alltel, which also rose during the period. This proved beneficial to fund performance, given that we held a 6% weighting in Western Wireless coming into the period. We believe this takeover helps illustrate the potential benefits of our value-oriented approach: one of the reasons we held the stock was our belief that it was attractively valued relative to its growth rate, and this view was borne out when Alltel purchased the company at a premium.

We continue to hold positions in American Tower Inc. and Crown Castle International Corp., both of which performed well during the period. American Tower's stock rose from $18.40 at the beginning of the year to $21.02 on June 30, while Crown Castle climbed from $16.64 to $20.32. These companies operate the towers on which cellular providers place their antennas. The economics of the business are favorable given that demand for tower space has been rising at a time when the supply of new space remains constrained. Also, both of these companies are now spending less money on new tower construction, they have become strong cash flow generators. Moreover, the companies' actual economic earnings are stronger than they appear, because the depreciation of their towers exceeds the amount of capital spending required to maintain them over the long run. We remain optimistic on the prospects for both companies.

Q:  What is your view of the media sector?

A:  In the December report to shareholders, we stated that the media sector was becoming an area of greater interest to us. Although we have not yet made any new commitments within media, valuations have become more compelling given that the sector has been out of favor for some time now. We expect to add to our position in media during the second half of the year.

Q:  What is the rationale behind the fund's sizeable position in yellow pages companies?

A:  At present, the majority of the fund's holdings in the media and specialty services sectors are in yellow pages companies. The largest yellow pages position is R.H. Donnelly Corp. The fund also holds Pages Jaunes SA and Dex Media, Inc. Together, these three stocks account for approximately 16.2% of the portfolio. Yellow pages publishing is an outstanding business, in our view. There is little need for capital expenditures, since the printing can be outsourced, free cash flow is high, and the businesses are easy to run effectively. While Dex and RH Donnelly both have high levels of debt, they are using their cash flows to pay it down. Over time, as this debt is eliminated, the strength of these companies' businesses should be better reflected in their earnings. Pages Jaunes, meanwhile, has a stated policy of paying out 100% of its earnings to shareholders. Overall, we remain enthusiastic on the long-term potential of companies operating in this simple, yet profitable, industry.

As it turned out, two of the primary detractors from fund performance during the semiannual period were media companies. Our position in Adelphia Communications lost ground. We have since determined that our mistake in purchasing this holding was our miscalculation of the value of the company's underlying assets, and it has been eliminated from the portfolio. Gray Television, Inc. also weakened amid an unfavorable environment for broadcasters. This year, the company has not been able to match its earnings from 2004, a year in which earnings benefited from ad spending related to the Olympics and the elections. However, we believe the company is well-run and the stock is reasonably valued, and we therefore continue to hold it in the portfolio.

Q:  Will you discuss your continued underweight in equipment companies and traditional fixed-line telecoms?

A:  The fund's underweight in wire line telecoms — also known as regional Bell operating companies (RBOCs) — remains the area of greatest divergence between our portfolio and the telecom sector as a whole. We believe the world is moving away from traditional fixed-line communications as consumers shift to technologies such as wireless and voice-over-internet protocol. This is a long-term trend that we see playing out over the next 10 to 20 years. There will likely be periods during this interval when the RBOCs perform well, but trying to determine when these rallies will occur will prove difficult. As long-term investors, we prefer to take the risk of missing short-term bounces in order to avoid what we believe is an eroding business.

We do, however, hold a substantial position in overseas fixed-line telecom companies such as Chungwa Telecom Co., Ltd. (Taiwan), Telefonica SA (ADR) (Spain) and Telefonos de Mexico SA de CV (ADR). The competitive and regulatory environments for many international telecoms is much more favorable than it is for companies in the United States. In addition, the growth rate of international telecoms tends to be higher than it does for companies in the United States. At the close of the period, 10.9% of fund assets was invested in the three companies cited.

The fund is also underweight in equipment companies, but for a different reason. This sector is extremely difficult to get right, since it is almost impossible to predict where the industry will be in three to five years. Few companies can carve out lasting, defensible market niches; instead, fortunes are generally tied to the next hot gadget. Further, the valuations of many companies imply that this is a great business, when in fact it is not. We believe the common sense approach is to avoid potentially destructive mistakes by staying away from most companies in the group. We do, however, hold positions in ADTRAN Inc. ADTRAN performed well during the first half of the year. In our view, the company is well-positioned within this rapidly evolving industry because it waits for technologies to get established before it brings its products to the market. For instance, Cisco Systems will often reduce its research and development spending on its legacy products so it can focus on state-of-the-art technology. This provides an opening for ADTRAN to update the technology and provide a more attractive alternative to the products that are already on the market. We hold a favorable view of this business model versus that of many other equipment companies, since it is based on market dynamics rather than gadgetry.

Q:  What is the current status of the fund's holdings outside of telecom?

A:  We continue to hold a small position in non-telecom stocks. Given our focus on absolute value, we will not add telecoms to the portfolio simply for the sake of being fully invested. This approach has paid off thus far, as our positions in non-telecom stocks generally have performed well. We continue to use this segment of the portfolio as a source to either meet redemptions or fund purchases in communications-related stocks. At the close of the period, the fund held 10.3% of assets in non-telecoms.

Q:  What is your overall view on the communications sector at this juncture?

A:  We believe the sector is home to a number of companies that fit our criteria: attractive valuations, stable business models, and clarity as to what the next three to five years will bring. We believe our investment discipline has enabled us to construct a portfolio of companies that have solid upside potential and relatively low levels of business risk. As a result, we remain confident that we will continue to deliver on the fund's long-term objective of seeking to maximize total return.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary June 30, 2005

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	98%	98%
Corporate Bonds	—	2%
Cash Equivalents	2%	—
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/05	12/31/04

Wireless Services	40%	31%
International Network Operations	13%	22%
Media	20%	13%
Financials	10%	12%
Specialty Services	7%	6%
National Carriers	5%	5%
Communication Equipment	3%	4%
Software & Applications	2%	4%
Health Care	—	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2005 (62.8% of Net Assets)
1. Western Wireless Corp. "A" Provider of wireless communications services	9.5%
2. American Tower Inc. "A" Operator and developer of wireless communications and broadcast towers	9.2%
3. Telefonica SA (ADR) Provider of telecommunication services	7.1%
4. R.H. Donnelley Corp. Marketer of yellow pages	6.9%
5. Nextel Communications, Inc. "A" Provider of telecommunication services	6.3%
6. PagesJaunes SA Publishes printed and electronic versions of directories in France	5.6%
7. Telefonos de Mexico SA de CV "L" Provider of telecommunication services	4.7%
8. Freddie Mac Facilitator of mortgages and issuer of mortgage backed securities	4.7%
9. Cincinnati Bell, Inc. Provider of telecommunication services	4.5%
10. Crown Castle International Corp. Engineers, deploys, owns & operates shared wireless infrastructure	4.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 99.2%
Communications Equipment 3.4%
ADTRAN, Inc.	460,000	11,403,400
Financials 10.4%
Capital One Financial Corp.	130,000	10,401,300
Erie Indemnity Co. "A" (c)	17,787	964,945
Freddie Mac	241,000	15,720,430
Leucadia National Corp. (c)	154,650	5,974,129
The First Marblehead Corp.*	50,000	1,753,000
		34,813,804
International Network Operations 12.8%
Chunghwa Telecom Co., Ltd. (ADR) (c)	85,800	1,838,694
Telefonica SA (ADR) (c)	482,664	23,602,270
Telefonos de Mexico SA de CV "L" (ADR) (c)	835,800	15,788,262
Vodafone Group PLC (ADR) (c)	62,620	1,522,918
		42,752,144
Media 19.6%
Comcast Corp. "A"*	126,035	3,869,275
Comcast Corp. Special "A"*	250,000	7,487,500
Cox Radio, Inc. "A"* (c)	350,000	5,512,500
Dex Media, Inc. (c)	525,000	12,815,250
Gray Television, Inc. (c)	703,700	8,486,622
Jupiter Telecommunications Co., Ltd.*	250	210,034
Liberty Global, Inc. "A"*	38,484	1,796,048
Liberty Media Corp. "A"*	638,956	6,510,962
PagesJaunes SA	800,000	18,660,725
		65,348,916
National Carriers 4.5%
Cincinnati Bell, Inc.*	3,495,100	15,028,930
Software & Applications 2.3%
Micromuse, Inc.*	1,000,000	5,660,000
NeuStar, Inc. "A"*	75,000	1,920,000
		7,580,000
Specialty Services 6.9%
R.H. Donnelley Corp.*	372,900	23,112,342
Wireless Services 39.3%
Alamosa Holdings, Inc.* (c)	500,000	6,950,000
America Movil SA de CV "L" (ADR) (c)	173,000	10,312,530
American Tower Inc. "A"* (c)	1,464,500	30,783,790
Crown Castle International Corp.*	708,300	14,392,658
Nextel Communications, Inc. "A"*	650,000	21,001,500
NII Holdings, Inc.*	200,000	12,788,000
Nokia Oyj (ADR)	200,000	3,328,000
Western Wireless Corp. "A"*	750,000	31,725,000
		131,281,478
Total Common Stocks (Cost $235,531,332)		331,321,014

Securities Lending Collateral 17.5%
Scudder Daily Assets Fund Institutional, 3.19% (d) (e) (Cost $58,708,768)	58,708,768	58,708,768

Cash Equivalents 1.7%
Scudder Cash Management QP Trust 3.14% (b) (Cost $5,629,864)	5,629,864	5,629,864
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $299,869,964) (a)	118.4	395,659,646
Other Assets and Liabilities, Net	(18.4)	(61,578,041)
Net Assets	100.0	334,081,605

* Non-income producing security.

(a) The cost for federal income tax purposes was $299,869,964. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $95,789,682. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $106,507,779 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,718,097.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to FInancial Statements). The value of all securities loaned at June 30, 2005 amount to $57,669,187, which is 17.3% of net assets.

(d) Daily Assets Fund Institutional is an affiliate and managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities at value (cost $235,531,332) — including $57,669,187 of securities loaned	$ 331,321,014
Investment in Scudder Daily Assets Fund Institutional (cost $58,708,768)*	58,708,768
Investment in Scudder Cash Management QP Trust (cost $5,629,864)	5,629,864
Total investment in securities, at value (cost $299,869,964)	395,659,646
Cash	51,308
Dividends receivable	88,810
Interest receivable	10,641
Receivable for Fund shares sold	67,246
Other assets	35,775
Total assets	395,913,426
Liabilities
Payable for Fund shares redeemed	745,131
Payable for investments purchased	1,650,000
Payable upon return of securities loaned	58,708,768
Accrued investment advisory fee	245,621
Other accrued expenses and payables	482,301
Total liabilities	61,831,821
Net assets, at value	$ 334,081,605
Net Assets
Net assets consist of: Accumulated net investment loss	$ (296,079)
Net unrealized appreciation (depreciation) on: Investments	95,789,682
Accumulated net realized gain (loss)	(534,913,675)
Paid-in capital	773,501,677
Net assets, at value	$ 334,081,605

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($276,984,628 ÷ 15,906,101 shares of capital stock outstanding, $.001 par value, 75,000,000 shares authorized)	$ 17.41
Maximum offering price per share (100 ÷ 94.25 of $17.41)	$ 18.47

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($42,710,539 ÷ 2,624,787 shares of capital stock outstanding, $.001 par value, 30,000,000 shares authorized)

$ 16.27

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,621,892 ÷ 774,951 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 16.29
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,764,546 ÷ 99,609 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 17.71

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $239,500)	$ 2,163,184
Interest	34
Interest — Scudder Cash Management QP Trust	29,065
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	55,810
Total Income	2,248,093
Expenses: Investment advisory fee	1,516,784
Services to shareholders	257,765
Custodian and accounting fees	55,188
Distribution and shareholder servicing fees	662,916
Auditing	25,894
Legal	30,651
Directors' fees and expenses	7,882
Reports to shareholders	53,908
Administrative fee	251,854
Registration fees	26,330
Other	12,366
Total expenses, before expense reductions	2,901,538
Expense reductions	(254,400)
Total expenses, after expense reductions	2,647,138
Net investment income (loss)	(399,045)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(4,446,138)
Foreign currency related transactions	(47,733)
(4,493,871)
Net unrealized appreciation (depreciation) during the period on investments	15,810,410
Net gain (loss) on investment transactions	11,316,539
Net increase (decrease) in net assets resulting from operations	$ 10,917,494

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ (399,045)	$ (2,677,834)
Net realized gain (loss) on investment transactions	(4,493,871)	(29,462,201)
Net unrealized appreciation (depreciation) on investment transactions during the period	15,810,410	100,870,510
Net increase (decrease) in net assets resulting from operations	10,917,494	68,730,475
Fund share transactions: Proceeds from shares sold	22,837,465	30,227,876
Cost of shares redeemed	(66,212,260)	(118,172,741)
Redemption fees	28	—
Net increase (decrease) in net assets from Fund share transactions	(43,374,767)	(87,944,865)
Increase (decrease) in net assets	(32,457,273)	(19,214,390)
Net assets at beginning of period	366,538,878	385,753,268
Net assets at end of period (including accumulated net investment loss and undistributed net investment income of $296,079 and $102,966, respectively)	$ 334,081,605	$ 366,538,878

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 16.79	$ 13.85	$ 11.27	$ 18.57	$ 26.37	$ 43.65
Income (loss) from investment operations: Net investment income (loss)	(.01)[b]	(.08)[b]	.01[b]	(.03)[b]	(.05)	.03
Net realized and unrealized gain (loss) on investment transactions	.63	3.02	2.57	(7.27)	(7.75)	(14.76)
Total from investment operations	.62	2.94	2.58	(7.30)	(7.80)	(14.73)
Less distributions from: Net investment income	—	—	—	—	—	(.09)
Net realized gains on investment transactions	—	—	—	—	—	(2.46)
Total distributions	—	—	—	—	—	(2.55)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 17.41	$ 16.79	$ 13.85	$ 11.27	$ 18.57	$ 26.37
Total Return (%)[c]	3.69d**	21.23[d]	22.89[d]	(39.31)[d]	(29.54)[d]	(34.52)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	277	284	286	302	728	1,240
Ratio of expenses before expense reductions (%)	1.58*	1.69	1.49	1.77	1.39[e]	1.10[f]
Ratio of expenses after expense reductions (%)	1.43*	1.54	1.34	1.62	1.24[e]	1.05[f]
Ratio of net investment income (loss) (%)	(.09)*	(.55)	.13	(.20)	(.22)	.09
Portfolio turnover rate (%)	3*	34	62	43	14[g]	11[h]

Notes to Financial Highlights — Class A

a For the six months ended June 30, 2005 (Unaudited).

b Based on average shares outstanding during the period.

c Total return does not reflect the effect of any sales charges.

d Total return would have been lower had certain expenses not been reduced.

e The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class A shares at the Fund level for the period ended December 31, 2001 were .99% after waivers and 1.09% before waivers.

f This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.

g Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

h Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 15.75	$ 13.09	$ 10.80	$ 17.94	$ 25.66	$ 42.85
Income (loss) from investment operations: Net investment income (loss)	(.06)[b]	(.17)[b]	(.07)[b]	(.11)[b]	(.24)	(.23)
Net realized and unrealized gain (loss) on investment transactions	.58	2.83	2.36	(7.03)	(7.48)	(14.46)
Total from investment operations	.52	2.66	2.29	(7.14)	(7.72)	(14.69)
Less distributions from: Net investment income	—	—	—	—	—	(.04)
Net realized gains on investment transactions	—	—	—	—	—	(2.46)
Total distributions	—	—	—	—	—	(2.50)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 16.27	$ 15.75	$ 13.09	$ 10.80	$ 17.94	$ 25.66
Total Return (%)[c]	3.30d**	20.32[d]	21.20[d]	(39.80)[d]	(30.90)[d]	(35.04)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	66	83	87	222	396
Ratio of expenses before expense reductions (%)	2.33*	2.44	2.24	2.52	2.14[e]	1.85[f]
Ratio of expenses after expense reductions (%)	2.18*	2.29	2.09	2.37	1.99[e]	1.80[f]
Ratio of net investment income (loss) (%)	(.84)*	(1.30)	(.62)	(.95)	(.97)	(.68)
Portfolio turnover rate (%)	3*	34	62	43	14[g]	11[h]

Notes to Financial Highlights — Class B

a For the six months ended June 30, 2005 (Unaudited).

b Based on average shares outstanding during the period.

c Total return does not reflect the effect of any sales charges.

d Total return would have been lower had certain expenses not been reduced.

e The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class B shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.

f This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.

g Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

h Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 15.77	$ 13.10	$ 10.81	$ 17.96	$ 25.69	$ 42.88
Income (loss) from investment operations: Net investment income (loss)	(.06)[b]	(.17)[b]	(.06)[b]	(.12)[b]	(.25)	(.22)
Net realized and unrealized gain (loss) on investment transactions	.58	2.84	2.35	(7.03)	(7.48)	(14.47)
Total from investment operations	.52	2.67	2.29	(7.15)	(7.73)	(14.69)
Less distributions from: Net investment income	—	—	—	—	—	(.04)
Net realized gains on investment transactions	—	—	—	—	—	(2.46)
Total distributions	—	—	—	—	—	(2.50)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 16.29	$ 15.77	$ 13.10	$ 10.81	$ 17.96	$ 25.69
Total Return (%)[c]	3.30d**	20.38[d]	21.18[d]	(39.81)[d]	(30.09)[d]	(35.02)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	15	15	16	41	73
Ratio of expenses before expense reductions (%)	2.33*	2.44	2.24	2.52	2.14[e]	1.85[f]
Ratio of expenses after expense reductions (%)	2.18*	2.29	2.09	2.37	1.99[e]	1.80[f]
Ratio of net investment income (loss) (%)	(.84)*	(1.30)	(.62)	(.95)	(.97)	(.69)
Portfolio turnover rate (%)	3*	34	62	43	14[g]	11[h]

Notes to Financial Highlights — Class C

a For the six months ended June 30, 2005 (Unaudited).

b Based on average shares outstanding during the period.

c Total return does not reflect the effect of any sales charges.

d Total Return would have been lower had certain expenses not been reduced.

e The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class C shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.

f This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.

g Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

h Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 17.06	$ 14.03	$ 11.37	$ 18.69	$ 26.47	$ 43.76
Income (loss) from investment operations: Net investment income (loss)	.03[b]	(.05)[b]	.04[b]	.00b***	.01	.12
Net realized and unrealized gain (loss) on investment transactions	.62	3.08	2.62	(7.32)	(7.79)	(14.81)
Total from investment operations	.65	3.03	2.66	(7.32)	(7.78)	(14.69)
Less distributions from: Net investment income	—	—	—	—	—	(.14)
Net realized gains on investment transactions	—	—	—	—	—	(2.46)
Total distributions	—	—	—	—	—	(2.60)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 17.71	$ 17.06	$ 14.03	$ 11.37	$ 18.69	$ 26.47
Total Return (%)	3.81c**	21.60[c]	23.39[c]	(39.17)[c]	(29.39)[c]	(34.37)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	2	12	18
Ratio of expenses before expense reductions (%)	1.33*	1.44	1.30	1.52	1.14[d]	.85[e]
Ratio of expenses after expense reductions (%)	1.18*	1.30	1.15	1.37	.99[d]	.80[e]
Ratio of net investment income (loss) (%)	.16*	(.31)	.32	.05	.05	.33
Portfolio turnover rate (%)	3*	34	62	43	14[f]	11[g]

Notes to Financial Highlights — Institutional Class

a For the six months ended June 30, 2005 (Unaudited).

b Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

d The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The annual expense ratios incurred by the Institutional Class at the Fund level for the period ended December 31, 2001 were .74% after waivers and .84% before waivers.

e This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.

f Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

g Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Flag Investors Communications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $507,505,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, ($149,790,000), December 31, 2010 ($344,993,000),December 31, 2011 ($3,433,000) and December 31, 2012 ($9,289,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-383 of the Internal Revenue Code.

In addition, from November 1, 2004 through December 31, 2004, the Fund incurred approximately $22,914,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2005.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $5,328,132 and $51,366,611, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $100,000,000 of the Fund's average daily net assets, 0.90% of the next $100,000,000 of such net assets, 0.85% of the next $100,000,000 of such net assets, 0.80% of the next $200,000,000 of such assets, 0.73% of the next $500,000,000 of such assets, 0.68% of the next $500,000,000 of such assets and 0.65% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended June 30, 2005, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.90% of the Fund's average daily net assets. Alex. Brown Investment Management ("ABIM") serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $45,804, of which $8,963 is unpaid at June 30, 2005.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2005, ICCC, in its capacity as Advisor and Administrator, contractually agreed to waive its fees equal to 0.15% of the Fund's average daily net assets. Accordingly, for the six months ended June 30, 2005, the Administrator Service Fee aggregated $251,854, all of which was waived.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent and dividend-paying agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. Transfer agent charges to the Fund by SISC for the six months ended June 30, 2005 aggregated $203,753, of which $198,460 is unpaid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the six months ended June 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2005
Class A	$ 335,972	$ 55,980
Class B	195,918	26,893
Class C	49,290	7,648
	$ 581,180	$ 90,521

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended June 30, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at June 30, 2005	Annualized Effective Rate
Class B	$ 65,306	$ 9,919.25%
Class C	16,430	2,791.25%
	$ 81,736	$ 12,710

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2005 aggregated $4,695.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2005, the CDSC for Class B and C shares aggregated $74,924 and $805, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended June 30, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $19,620, of which $6,600 is unpaid at June 30, 2005.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended June 30, 2005, the Advisor agreed to reimburse the Fund $2,535, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2005, the Fund's custodian fees were reduced by $11 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2005		Year Ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,336,781	$ 22,082,869	1,822,739	$ 27,522,383
Class B	25,797	401,452	93,481	1,332,339
Class C	18,875	296,537	90,974	1,313,855
Institutional Class	3,362	56,607	3,936	59,299
		$ 22,837,465		$ 30,227,876
Shares redeemed
Class A	(2,349,308)	$ (38,823,703)	(5,537,271)	$ (81,991,165)
Class B	(1,594,150)	(24,664,700)	(2,255,582)	(31,393,149)
Class C	(176,756)	(2,720,344)	(318,298)	(4,472,298)
Institutional Class	(204)	(3,513)	(21,434)	(316,129)
		$ (66,212,260)		$ (118,172,741)
Redemption fees		$ 28		$ —
Net increase (decrease)
Class A	(1,012,527)	$ (16,740,834)	(3,714,532)	$ (54,468,782)
Class B	(1,568,353)	(24,263,241)	(2,162,101)	(30,060,810)
Class C	(157,881)	(2,423,786)	(227,324)	(3,158,443)
Institutional Class	3,158	53,094	(17,498)	(256,830)
		$ (43,374,767)		$ (87,944,865)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	TISHX	FTEBX	FTICX	FLICX
CUSIP Number	81114L 106	81114L 205	81114L 304	81114L 403
Fund Number	432	632	732	532
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                  Scudder Flag Investors Communications Fund, Inc.

By:                          /s/ Julian Sluyters
                             ---------------------------
                             Julian Sluyters
                             Chief Executive Officer

Date:                        August 26, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                   Scudder Flag Investors Communications Fund, Inc.

By:                           /s/ Julian Sluyters
                              ---------------------------
                              Julian Sluyters
                              Chief Executive Officer

Date:                         August 26, 2005

By:                           /s/ Paul Schubert
                              ---------------------------
                              Paul Schubert
                              Chief Financial Officer

Date:                         August 26, 2005